Exhibit 10.8

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of July 31, 2014, by and among Live Oak Bancshares, Inc., a North Carolina corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

Recitals:

A. The Company and the Purchasers entered into a certain Securities Purchase Agreement dated as of May 28, 2014 (the “Agreement”). The Company and the Purchasers desire to extend the term of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Company and the Purchasers agree as follows:

1. Amended Definition. Section 1.1 of the Agreement is amended by amending and restating the definition of “Outside Date” to read as follows:

“Outside Date” means September 2, 2014; provided that if such day is not a Business Day, the first day following such day that is a Business Day.

2. Ratify and Affirm. The Company and the Purchasers hereby ratify and affirm all of the other terms of the Agreement.

3. Defined Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.

4. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

5. Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOR COMPANY FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LIVE OAK BANCSHARES, INC.
By:
	Name:	S. BRETT CAINES
	Title:	CFO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

[Signature Page to Amendment to Securities Purchase Agreement]

PURCHASERS:

BAY POND INVESTORS USB, LLC

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

ITHAN CREEK INVESTORS USB, LLC

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

WOLF CREEK INVESTORS USB, LLC

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

WOLF CREEK PARTNERS, L.P.

By: Wellington Management Company, LLP, as investment adviser

By:
Name:	Robert J. Toner
Title:	Vice President and Counsel

[Signature Page to Amendment to Securities Purchase Agreement]